EXHIBIT 10.8



SUBSCRIPTION AGREEMENT

Kirshner Entertainment & Technologies, Inc.
Attn:    Xue Lian Bian
No. 476 Hutai Branch Road, Baoshan District,
Shanghai, China, 200436

U.S.A.
9858 Glades Road, Suite 213
Boca Raton, FL 33434

Gentlemen:

This Questionnaire is being sent to each individual who has indicated an interest in purchasing Units offered by Kirshner Entertainment & Technologies, Inc. (the "Company"), a Florida corporation, each Unit consisting of 62,500 shares of Series A Preferred Stock and warrants to purchase 625,000 shares of Common Stock at a purchase price of $.10 per share expiring on July 1, 2008. The purpose of this Questionnaire is to assure the Company that each investor will meet the standards imposed under applicable federal and state law, as the Units and securities issuable therein will be not be registered with the Securities and Exchange Commission or under the laws of any state at this time.

Your answers will at all times be kept strictly confidential. However, by signing this Questionnaire, you agree that the Company may present this Questionnaire to such parties as it deems appropriate if called upon under law to establish the availability under the Securities Act of 1933, as amended, or appropriate state laws of an exemption from registration of the private placement.

The Units are being offered by the company on a "best efforts, basis. There is no minimum amount of proceeds required to be sold in order to complete this offering. Accordingly all proceeds received will be deposited directly into the treasury of the Company. The Company reserves the right to increase the offering by up to 25%. The Company also reserves the right to undertake separate or additional offerings on the same or alternative terms. The minimum subscription is for $50,000 or one Unit; however, the Company reserves the right to accept subscriptions for a fractional Unit. The Company reserves the right to undertake additional offerings, under the same or alternative terms.


Dated: ______                          ____________________________________
                                       Name

                                       ------------------------------------
                                       Street

                                       ------------------------------------
                                       City, State Zip

                                       ------------------------------------
                                       Phone

1. Subscription.
Subject to the terms and conditions hereinafter set forth in this Subscription Agreement, the undersigned hereby offers to purchase ____________________ Unit(s) for an aggregate purchase price of $_____________________ ($50,000 per Unit).

If the Offer is accepted, the Unit(s) shall be paid for by the delivery of $_____________________ by __________ CHECK or __________ WIRE made payable to
Kirshner Entertainment & Technologies, Inc.:

Which is being delivered contemporaneously herewith.

2. Conditions to Offer.
The offering is made subject to the following conditions: (i) that you shall have the right to accept or reject this offer, in whole or in part, for any reason whatsoever; (2) that the undersigned agrees to comply with the terms of this Subscription Agreement and to execute and deliver any and all further documents necessary to become a security holder in the Company.

The offering period for the Units is from May 1, 2005 through June 30, 2005. The Company reserves the right to undertake additional offerings, under the same or alternative terms.

Acceptance of this Offer shall be deemed given by the countersigning of this Subscription Agreement on behalf of the Company.

3. Representations and Warranties of the Undersigned.
The undersigned, in order to induce the Company to accept this Offer, hereby warrants and represents as follows:

     a. The undersigned has sufficient liquid assets to sustain a loss of the undersigned's entire investment.

     b. The undersigned represents that he (or she or it) is an Accredited Investor as that term is defined in Regulation D promulgated under the Securities Act of 1933, as amended (the "Act"). In general, an "Accredited Investor" is deemed to be an institution with assets in excess of $5,000,000 or individuals with net worth in excess of $1,000,000 or annual income exceeding $200,000 or $300,000 jointly with their spouse.

     c. The Company has not made any other representations or warranties to the undersigned with respect to the Company or rendered any investment advice except as contained herein or in the Company's Confidential Term Sheet.

     d. The undersigned has not authorized any person or institution to act as his Purchaser Representative (as that term is defined in Regulation D of the General Rules and Regulations under the Act) in connection with this transaction. The undersigned has such knowledge and experience in financial, investment and business matters that he is capable of evaluating the merits and risks of the prospective investment in the securities of the Company. The undersigned has consulted with such independent legal counsel or other advisers, as he has deemed appropriate to assist the undersigned in evaluating his proposed investment in the Company.

     e. The undersigned represents that he (i) has adequate means of providing for his current financial needs and possible personal contingencies, and has no need for liquidity of investment in the Company; (2) can afford (a) to hold unregistered securities for an indefinite period of time and
                  (b) sustain a complete loss of the entire amount of the subscription; and (2i) has not made an overall commitment to investments which are not readily marketable which is disproportionate so as to cause such overall commitment to become excessive.

     f. The undersigned has been afforded the opportunity to ask questions of, and receive answers from the officers and/or directors of the Company acting on its behalf concerning the terms and conditions of this transaction and to obtain any additional information, to the extent that the Company possesses such information or can acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information furnished; and has availed himself of such opportunity to the extent he considers appropriate in order to permit him to evaluate the merits and risks of an investment in the Company. It is understood that all documents, records and books pertaining to this investment have been made available for inspection, and that the books and records of the Company will be available upon reasonable notice for inspection by investors during reasonable business hours at its principal place of business.

     g. The undersigned acknowledges that the Units and the underlying securities have not been registered under the Act in reliance on an exemption for transactions by an issuer not involving a public offering and Regulation D under the Act, and further understands that the undersigned is purchasing the Units without being furnished any prospectus setting forth all of the information that may be required to be furnished under the Act if a Prospectus were required to be delivered.

     h. The undersigned further acknowledges that this offering has not been passed upon or the merits thereof endorsed or approved by any state or federal authorities.

     i. The Units and the underlying securities being subscribed for are being acquired solely for the account of the undersigned for personal investment and not with a view to, or for resale in connection with, any distribution except as may be permitted by federal and state securities laws. By such representation, the undersigned means that no other person has a beneficial interest in the Units or underlying securities subscribed for hereunder, and that no other person has furnished or will furnish directly or indirectly, any part of or guarantee the payment of any part of the consideration to be paid to the Company in connection therewith. The undersigned does not intend to dispose of all or any part of the Units or underlying securities except in compliance with the provisions of the Act and applicable state securities laws, and understands that the Units are being offered pursuant to a specific exemption under the provisions of the Act, which exemption(s) depends, among other things, upon the compliance with the provisions of the Act.

     j. The undersigned further represents and agrees that the undersigned will not sell, transfer, pledge or otherwise dispose of or encumber the Units or the underlying securities except pursuant to the applicable rules and regulations under the Act or applicable state securities laws, and prior to any such sale, transfer, pledge, disposition or encumbrance, the undersigned will, upon request, furnish the Company and its transfer agent with an opinion of counsel satisfactory to the Company in form and substance that registration under the Act and any applicable state securities laws is not required.

     k. The undersigned acknowledges and recognizes that while the Company has agreed to register the Common Stock underlying the Units under the Act, no assurances can be provided that such Registration Statement will become effective under the Act. As a result, sales may only be made pursuant to Rule 144 under the Act at such time as the Company as well as the subscriber for the Units is able to effect sales of the Common Stock pursuant to Rule 144 or other applicable exemption.

     l. The undersigned hereby agrees that the Company may insert the following or similar legend on the face of the certificates evidencing shares of Common Stock in compliance with the Act or state securities laws:

     m. "These securities have not been registered under the Securities Act of 1933, as amended ("Act"), or any state securities laws and may not be sold or otherwise transferred or disposed of except pursuant to an effective registration statement under the Act and any applicable state securities laws, or an opinion of counsel satisfactory to counsel to the Company that an exemption from registration under the act and any applicable state securities laws is available."

The undersigned certifies that each of the foregoing representations and warranties set forth in subsections (A) through (L) inclusive of this Section 3 are true as of the date hereof and shall survive such date.

3. Indemnification.
The undersigned understands that the Units acquired as a result of the subscription right provided in Section 1 hereof are being offered without registration under the Act and in reliance upon the exemption for transactions by an issuer not involving any public offering; that the availability of such exemption is, in part, dependent upon the truthfulness and accuracy of the representations made by the undersigned herein; that the Company will rely on such representations in accepting any subscriptions for the Units and that the Company may take such steps as it considers reasonable to verify the accuracy and truthfulness of such representations in advance of accepting or rejecting the undersigned's subscription. The undersigned agrees to indemnify and hold harmless the Company against any damage, loss, expense or cost, including reasonable attorneys' fees, sustained as a result of any misstatement or omission on the undersigned's part.

4. Specific State Legends.

FOR RESIDENTS OF ALL STATES:
---------------------------

IN MAKING AN INVESTMENT DECISION INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE PERSON OR ENTITY CREATING THE SECURITIES AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

NOTICE TO NEW JERSEY RESIDENTS: THE ATTORNEY GENERAL OF THE STATE HAS NOT PASSED OR ENDORSED THE MERITS OF THIS OFFERING. THE FILING OF THE WITHIN OFFERING DOES NOT CONSTITUTE APPROVAL OF THE ISSUE OR THE SALE THEREOF BY THE BUREAU OF SECURITIES OR THE DEPARTMENT OF LAW AND PUBLIC SAFETY OF THE STATE OF NEW JERSEY. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

NOTICE TO NEW YORK RESIDENTS: THIS OFFERING MEMORANDUM HAS NOT YET BEEN REVIEWED BY THE ATTORNEY GENERAL PRIOR TO ISSUANCE AND USE. THE ATTORNEY GENERAL OF THE STATE OF NEW YORK HAS NOT PASSED OR ENDORSED THE MERITS OF THIS OFFERING. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL. THIS OFFERING MEMORANDUM DOES NOT CONTAIN AN UNTRUE STATEMENT OF A MATERIAL FACT OR OMIT TO STATE A MATERIAL FACT NECESSARY TO MAKE THE STATEMENTS MADE IN LIGHT OF THE CIRCUMSTANCES UNDER WHICH THAT WERE MADE, NOT MISLEADING. IT CONTAINS A FAIR SUMMARY OF THE MATERIAL TERMS AND DOCUMENTS PURPORTED TO BE SUMMARIZED HEREIN.

NOTICE TO FLORIDA RESIDENTS: THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMEDED, OR THE FLORIDA SECURITIES ACT, BY REASON OF SPECIFIC EXEMPTIONS THEREUNDER RELATING TO THE LIMITED AVAILABILITY OF THE OFFERING. THESE SECURITIES CANNOT BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF TO ANY PERSON OR ENTITY UNLESS SUBSEQUENTLY REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES ACT OF THIS STATE, IF SUCH REGISTRATION IS REQUIRED.

PURSUANT TO SECTION 517.061(11) OF THE FLORIDA SECURITIES ACT, WHERE SALES ARE MADE TO FIVE (5) OR MORE PERSONS IN FLORIDA, ANY SALE MADE PURSUANT TO SUBSECTION 517.061(11) OF THE FLORIDA SECURITIES ACT SHALL BE VOIDABLE BY SUCH FLORIDA PURCHASER EITHER WITHIN THREE DAYS AFTER THE FIRST TENDER OF CONSIDERATION IS MADE BY THE PURCHASER TO THE ISSUER, AN AGENT OF THE ISSUER, OR AN ESCROW AGENT, OR WITHIN THREE (3) DAYS AFTER THE AVAILABILITY OF THAT PRIVILEGE IS COMMUNICATED TO SUCH PURCHASER, WHICHEVER OCCURS LATER.

                                              ---------------------
                                             Initial if Florida Resident

5. Jurisdiction.
This Agreement shall be governed by and construed in accordance with the domestic laws of the State of Florida without giving effect to any choice or conflict of law provision or rule (whether of the State of Florida or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Florida. The parties further: (i) agree that any legal suit, action or proceeding arising out of or relating to this Agreement shall be instituted exclusively in any Federal or State court of competent jurisdiction within the County of Broward, State of Florida, (2) waive any objection that they may have now or hereafter to the venue of any such suit, action or proceeding, and (2i) irrevocably consent to the in personam jurisdiction of any Federal or State court of competent jurisdiction within the County of Broward, State of Florida in any such suit, action or proceeding. The parties each further agree to accept and acknowledge service of any and all process which may be served in any such suit, action or proceeding in a Federal or State court of competent jurisdiction within the County of Broward, State of Florida, and that service of process upon the parties mailed by certified mail to their respective addresses shall be deemed in every respect effective service of process upon the parties, in any action or proceeding.

6. No Waiver.
Notwithstanding any of the representations, warranties, acknowledgments or agreements made herein by the undersigned, the undersigned does not thereby or in any manner waive any rights granted to the undersigned under federal or state securities laws.

7. Revocation.
The undersigned agrees that he shall not cancel, terminate or revoke this Subscription Agreement or any agreement of the undersigned made hereunder other than as set forth under Section 5 above, and that this Subscription Agreement shall survive the death or disability of the undersigned.

8. Termination of Subscription Agreement.
If the Company elects to cancel this Subscription Agreement, provided that it returns to the undersigned, without interest and without deduction, all sums paid by the undersigned, this Offer shall be null and void and of no further force and effect, and no party shall have any rights against any other party hereunder.

9. Miscellaneous.
All notices or other communications given or made hereunder shall be in writing and shall be mailed by registered or certified mail, return receipt requested, postage prepaid, to the undersigned at his address set forth below and to Kirshner Entertainment & Technologies, Inc.. Attention: Xue Lian Bian 9858 Glades Rd, Suite 213, Boca Raton, FL 33434

This Subscription Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by all parties.

The provisions of this Subscription Agreement shall survive the execution thereof.

10. Certification.
The undersigned certifies that he has read this entire Subscription Agreement and that every statement on his part made and set forth herein is true and complete.

11. Anti Dilution.
The Series A Preferred Stock shall carry anti dilution rights; in the event the Company issues shares of common stock at a price less than $.08 prior to December 31, 2006 the conversion price of the 6% Series A Preferred Stock shall be reduced to a price equal to the lowest value of the common shares issued by the Company. The anti dilution rights shall be extended to the common shares issued upon conversion of the Warrants.

IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement on the date his signature has been subscribed and sworn to below.

The Shares are to be issued in:

(check one)                               ______________________________________
 ---------
                                          (print name of investor)
_____  Individual name
                                          --------------------------------------
_____  Joint tenants with rights of       (sign name of Investor)
survivorship
                                          --------------------------------------
_____  Tenants in the entirety            (print joint name of investor)

                                          --------------------------------------
                                          (sign name of joint investor)

_____  Corporation (an officer must       ______________________________________
sign)                                     (print name of Corporation/Partnership
                                           /Trust)

_____  Partnership (all general           _____________________________________
Partners must sign)                       (print name of Officer/General Partner
                                           /Trustee)
_____  Trust  (all trustees must sign)    _____________________________________
                                          (print name of Officer/General Partner
                                           /Trustee)

                                          --------------------------------------
                                          (sign name of Officer/General Partner
                                           /Trustee)

                                          --------------------------------------
                                          (sign name of Officer/General Partner
                                           /Trustee)


                                     KIRSHNER ENTERTAINMENT & TECHNOLOGIES, INC.


Accepted as of this date                  _____________________________________
                                          Xue Lian Bian
__________                                Chief Executive Officer

SUBSCRIPTION AGREEMENT

Kirshner Entertainment & Technologies, Inc.
Attn:    Xue Lian Bian
No. 476 Hutai Branch Road, Baoshan District,
Shanghai, China, 200436

U.S.A.
9858 Glades Road, Suite 213
Boca Raton, FL 33434

Gentlemen:

This Questionnaire is being sent to each individual who has indicated an interest in purchasing Units offered by Kirshner Entertainment & Technologies, Inc. (the "Company"), a Florida corporation, each Unit consisting of 62,500 shares of Series A Preferred Stock and warrants to purchase 625,000 shares of Common Stock at a purchase price of $.10 per share expiring on July 1, 2008. The purpose of this Questionnaire is to assure the Company that each investor will meet the standards imposed under applicable federal and state law, as the Units and securities issuable therein will be not be registered with the Securities and Exchange Commission or under the laws of any state at this time.

Your answers will at all times be kept strictly confidential. However, by signing this Questionnaire, you agree that the Company may present this Questionnaire to such parties as it deems appropriate if called upon under law to establish the availability under the Securities Act of 1933, as amended, or appropriate state laws of an exemption from registration of the private placement.

The Units are being offered by the company on a "best efforts, basis. There is no minimum amount of proceeds required to be sold in order to complete this offering. Accordingly all proceeds received will be deposited directly into the treasury of the Company. The Company reserves the right to increase the offering by up to 25%. The Company also reserves the right to undertake separate or additional offerings on the same or alternative terms. The minimum subscription is for $50,000 or one Unit; however, the Company reserves the right to accept subscriptions for a fractional Unit. The Company reserves the right to undertake additional offerings, under the same or alternative terms.


Dated: ______                          ____________________________________
                                       Name

                                       ------------------------------------
                                       Street

                                       ------------------------------------
                                       City, State Zip

                                       ------------------------------------
                                       Phone

1.      Subscription.

Subject to the terms and conditions hereinafter set forth in this Subscription Agreement, the undersigned hereby offers to purchase ____________________ Unit(s) for an aggregate purchase price of $_____________________ ($50,000 per Unit).

If the Offer is accepted, the Unit(s) shall be paid for by the delivery of $_____________________ by __________ CHECK or __________ WIRE made payable to
Kirshner Entertainment & Technologies, Inc..:

Which is being delivered contemporaneously herewith.

2. Conditions to Offer.

The offering is made subject to the following conditions: (i) that you shall have the right to accept or reject this offer, in whole or in part, for any reason whatsoever; (2) that the undersigned agrees to comply with the terms of this Subscription Agreement and to execute and deliver any and all further documents necessary to become a security holder in the Company.

The offering period for the Units is from May 1, 2005 through June 30, 2005. The Company reserves the right to undertake additional offerings, under the same or alternative terms.

Acceptance of this Offer shall be deemed given by the countersigning of this Subscription Agreement on behalf of the Company.

3. Offshore Transaction. Undersigned represents and warrants to the Company as follows:

        a. Undersigned is not a "U.S. person," as that term is defined in Regulation S promulgated under the Securities Act. As used herein, "U.S. person" means:

           i.     Any natural person resident in the United States;

          ii. Any partnership or corporation organized or incorporated under the laws of the United States; iii. Any estate of which any executor or administrator is a U.S. person; iv. Any trust of which any trustee is a U.S. person; v. Any agency or branch of a foreign entity located in the United States; vi. Any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person;

         vii. Any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the United States; and

        viii.     Any partnership or corporation if:

              1. Organized or incorporated under the laws of any foreign jurisdiction; and

              2. Formed by a U.S. person principally for the purpose of investing in securities not registered under the Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a)) who are not natural persons, estates or trusts.

        b. At the time Undersigned executed and delivered this Agreement, Undersigned was outside the United States and is outside of the United States as of the date of the execution and delivery of this Agreement.

        c. Undersigned is acquiring the Units for its own account and not on behalf of any U.S. person, and the sale has not been pre-arranged with a purchaser in the United States.

4. Indemnification.

The undersigned understands that the Units acquired as a result of the subscription right provided in Section 1 hereof are being offered without registration under the Act and in reliance upon the exemption for transactions by an issuer not involving any public offering; that the availability of such exemption is, in part, dependent upon the truthfulness and accuracy of the representations made by the undersigned herein; that the Company will rely on such representations in accepting any subscriptions for the Units and that the Company may take such steps as it considers reasonable to verify the accuracy and truthfulness of such representations in advance of accepting or rejecting the undersigned's subscription. The undersigned agrees to indemnify and hold harmless the Company against any damage, loss, expense or cost, including reasonable attorneys' fees, sustained as a result of any misstatement or omission on the undersigned's part.

5. Specific State Legends.

FOR RESIDENTS OF ALL STATES:
---------------------------

IN MAKING AN INVESTMENT DECISION INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE PERSON OR ENTITY CREATING THE SECURITIES AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

NOTICE TO NEW JERSEY RESIDENTS: THE ATTORNEY GENERAL OF THE STATE HAS NOT PASSED OR ENDORSED THE MERITS OF THIS OFFERING. THE FILING OF THE WITHIN OFFERING DOES NOT CONSTITUTE APPROVAL OF THE ISSUE OR THE SALE THEREOF BY THE BUREAU OF SECURITIES OR THE DEPARTMENT OF LAW AND PUBLIC SAFETY OF THE STATE OF NEW JERSEY. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

NOTICE TO NEW YORK RESIDENTS: THIS OFFERING MEMORANDUM HAS NOT YET BEEN REVIEWED BY THE ATTORNEY GENERAL PRIOR TO ISSUANCE AND USE. THE ATTORNEY GENERAL OF THE STATE OF NEW YORK HAS NOT PASSED OR ENDORSED THE MERITS OF THIS OFFERING. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL. THIS OFFERING MEMORANDUM DOES NOT CONTAIN AN UNTRUE STATEMENT OF A MATERIAL FACT OR OMIT TO STATE A MATERIAL FACT NECESSARY TO MAKE THE STATEMENTS MADE IN LIGHT OF THE CIRCUMSTANCES UNDER WHICH THAT WERE MADE, NOT MISLEADING. IT CONTAINS A FAIR SUMMARY OF THE MATERIAL TERMS AND DOCUMENTS PURPORTED TO BE SUMMARIZED HEREIN.

NOTICE TO FLORIDA RESIDENTS: THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMEDED, OR THE FLORIDA SECURITIES ACT, BY REASON OF SPECIFIC EXEMPTIONS THEREUNDER RELATING TO THE LIMITED AVAILABILITY OF THE OFFERING. THESE SECURITIES CANNOT BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF TO ANY PERSON OR ENTITY UNLESS SUBSEQUENTLY REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES ACT OF THIS STATE, IF SUCH REGISTRATION IS REQUIRED.

PURSUANT TO SECTION 517.061(11) OF THE FLORIDA SECURITIES ACT, WHERE SALES ARE MADE TO FIVE (5) OR MORE PERSONS IN FLORIDA, ANY SALE MADE PURSUANT TO SUBSECTION 517.061(11) OF THE FLORIDA SECURITIES ACT SHALL BE VOIDABLE BY SUCH FLORIDA PURCHASER EITHER WITHIN THREE DAYS AFTER THE FIRST TENDER OF CONSIDERATION IS MADE BY THE PURCHASER TO THE ISSUER, AN AGENT OF THE ISSUER, OR AN ESCROW AGENT, OR WITHIN THREE (3) DAYS AFTER THE AVAILABILITY OF THAT PRIVILEGE IS COMMUNICATED TO SUCH PURCHASER, WHICHEVER OCCURS LATER.

                                        ---------------------
                                       Initial if Florida Resident

6. Jurisdiction.

This Agreement shall be governed by and construed in accordance with the domestic laws of the State of Florida without giving effect to any choice or conflict of law provision or rule (whether of the State of Florida or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Florida. The parties further: (i) agree that any legal suit, action or proceeding arising out of or relating to this Agreement shall be instituted exclusively in any Federal or State court of competent jurisdiction within the County of Broward, State of Florida, (2) waive any objection that they may have now or hereafter to the venue of any such suit, action or proceeding, and (2i) irrevocably consent to the in personam jurisdiction of any Federal or State court of competent jurisdiction within the County of Broward, State of Florida in any such suit, action or proceeding. The parties each further agree to accept and acknowledge service of any and all process which may be served in any such suit, action or proceeding in a Federal or State court of competent jurisdiction within the County of Broward, State of Florida, and that service of process upon the parties mailed by certified mail to their respective addresses shall be deemed in every respect effective service of process upon the parties, in any action or proceeding.

7. No Waiver.

Notwithstanding any of the representations, warranties, acknowledgments or agreements made herein by the undersigned, the undersigned does not thereby or in any manner waive any rights granted to the undersigned under federal or state securities laws.

8. Revocation.

The undersigned agrees that he shall not cancel, terminate or revoke this Subscription Agreement or any agreement of the undersigned made hereunder other than as set forth under Section 5 above, and that this Subscription Agreement shall survive the death or disability of the undersigned.

9. Termination of Subscription Agreement.

If the Company elects to cancel this Subscription Agreement, provided that it returns to the undersigned, without interest and without deduction, all sums paid by the undersigned, this Offer shall be null and void and of no further force and effect, and no party shall have any rights against any other party hereunder.

10. Miscellaneous.

All notices or other communications given or made hereunder shall be in writing and shall be mailed by registered or certified mail, return receipt requested, postage prepaid, to the undersigned at his address set forth below and to Kirshner Entertainment & Technologies, Inc.. Attention: Xue Lian Bian 9858 Glades Rd, Suite 213, Boca Raton, FL 33434

This Subscription Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by all parties.

The provisions of this Subscription Agreement shall survive the execution thereof.

11.      Certification.
The undersigned certifies that he has read this entire Subscription Agreement and that every statement on his part made and set forth herein is true and complete.

12. Anti Dilution.
The Series A Preferred Stock shall carry anti dilution rights; in the event the Company issues shares of common stock at a price less than $.08 prior to December 31, 2006 the conversion price of the 6% Series A Preferred Stock shall be reduced to a price equal to the lowest value of the common shares issued by the Company. The anti dilution rights shall be extended to the common shares issued upon conversion of the Warrants.

IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement on the date his signature has been subscribed and sworn to below.

The Shares are to be issued in:

(check one)                               ______________________________________
 ---------
                                          (print name of investor)
_____  Individual name
                                          --------------------------------------
_____  Joint tenants with rights of       (sign name of Investor)
survivorship
                                          --------------------------------------
_____  Tenants in the entirety            (print joint name of investor)

                                          --------------------------------------
                                          (sign name of joint investor)

_____  Corporation (an officer must       ______________________________________
sign)                                     (print name of Corporation/Partnership
                                           /Trust)

_____  Partnership (all general           _____________________________________
Partners must sign)                       (print name of Officer/General Partner
                                           /Trustee)
_____  Trust  (all trustees must sign)    _____________________________________
                                          (print name of Officer/General Partner
                                           /Trustee)

                                          --------------------------------------
                                          (sign name of Officer/General Partner
                                           /Trustee)

                                          --------------------------------------
                                          (sign name of Officer/General Partner
                                           /Trustee)




                                     KIRSHNER ENTERTAINMENT & TECHNOLOGIES, INC.


Accepted as of this date                  _____________________________________
                                          Xue Lian Bian
__________                                Chief Executive Officer

PURCHASER QUESTIONNAIRE

Gentlemen:

The information contained herein is being furnished to the Company in order that it may determine whether offers of subscriptions for the Units may be made to me. I understand that the information is needed for you to determine whether you have reasonable grounds to believe that I am an "Accredited Investor" as that term is defined in Regulation D promulgated under the Act, or am otherwise qualified to make an investment in the Company in accordance with the investment standards established by the Company, and that I have such knowledge and experience in financial and business matters that I am capable of evaluating the merits and risks of the proposed investment in the Company. I understand that
(a) you will rely on the information contained herein for purposes of such determination, (b) the Units, and the underlying securities will not be registered under the Act in reliance upon the exemptions from registration afforded under the Act, (c) the Units, and the underlying securities will not be registered under the securities laws of any state in reliance upon similar exemptions, and (d) this questionnaire is not an offer to purchase the Units in any case where such offer would not be legally permitted.

The Company and its agents, employees or representatives will keep information contained in this questionnaire confidential. I understand, however, that the Company may have the need to present it to such parties, as it deems advisable in order to establish the applicability under any federal or state securities laws of an exemption from registration.

In accordance with the foregoing, the following representations and information are hereby made and furnished:

Please answer all questions. If the answer is "none" or "not applicable," please so state.

INFORMATION REQUIRED OF EACH PROSPECTIVE INVESTOR:

         1.
                                           ____________________________________
                                           (NAME)

         2.
                                           _____________________________________
                                           (D.O.B.)

         3.
                                           _____________________________________
                                           (# Of DEPENDENTS)

         4.                                _____________________________________
                                           (MARITAL STATUS)

         5.
                                           _____________________________________
                                           (CITIZENSHIP)

         6.
                                           _____________________________________
                                           (TELEPHONE)


         7.                                _____________________________________
                                           (SOCIAL SECURITY/TAX ID #)

         8.                                _____________________________________
                                           (ADDRESS)

                                           -------------------------------------
                                           (ADDRESS)

         9.                                _____________________________________
                                           (STATE IN WHICH YOU ARE LICENSED TO
                                            DRIVE)

                                           -------------------------------------
                                           (STATE IN WHICH YOU ARE LICENSED TO
                                            VOTE)
         10.
                                           -------------------------------------
                                           (STATE IN WHICH YOU FILE INCOME
                                            TAXES)
         11.
                                           -------------------------------------
                                           (EMPLOYER)
         12.
                                           -------------------------------------
                                           (POSITION/TITLE)
         13.
                                           -------------------------------------
                                           (BUSINESS ADDRESS)
         14.
                                           -------------------------------------
                                           (BUSINESS ADDRESS)
         15.
                                           -------------------------------------
                                           (BUSINESS TELEPHONE)
         16.

         17. If Individual:
                                              ___           $ 50,000 - $100,000
         (a) Individual income during 2004:   ___           $100,000 - $200,000
         (Exclusive of spouse's income)       ___                Above $200,000

                                              ___          $  50,000 - $100,000
         (b) Individual income during 2003:   ___          $ 100,000 - $200,000
         (Exclusive of spouse's income)       ___                Above $200,000


         (c) Estimated Individual income      ___           $ 50,000 - $100,000
             during 2005:                     ___           $100,000 - $200,000
         (Exclusive of spouse's income)       ___                Above $200,000

         18.       If joint:                  ___          $ 100,000 - $300,000
         (a) Joint income during 2004:        ___                Above $300,000
         (Inclusive of spouse's income)
                                              ___          $ 100,000 - $300,000
         (b) Joint income during 2003:        ___                Above $300,000
         (Inclusive of spouse's income)


         (c) Estimated Joint income
              during 2005:                     ___          $100,000 - $300,000
         (Inclusive of spouse's income)        ___               Above $300,000


                                               ___             Below $1,000,000
         19.       Estimated Net Worth
                                               ___             Above $1,000,000



The term "net worth" means the excess of total assets over total liabilities. In computing net worth, the principal residence of the investor must be valued at cost, including costs of improvements, or at recently appraised value by an institutional lender making a secured loan.

20.     Total Assets if a corporation
        or other entity:                       ___             Under $5,000,000
                                               ___              Over $5,000,000

21. Are you involved in any litigation, which, if an adverse decision occurred, would materially affect your financial condition?

 Yes         No         If yes, please provide details:
     -----      -----


22. I consider myself to be an experienced and sophisticated investor or am advised by a qualified investment advisor, all as required under the various securities laws and regulations:
         Yes         No      .
             -----     -----      -----

23. I understand the full nature and risk of an investment in the Units, and I can afford the complete loss of my entire investment.
          Yes         No       .
              -----      -----   -----

24. I am able to bear the economic risk of an investment in the Units for an indefinite period of time and understand that an investment in the Units and the underlying securities is illiquid.
         Yes         No         .
             -----      -----     ----- -----

25. I further understand that should I exercise my right to acquire the Units, I will be required to agree not to dispose of the Units or the underlying securities except in compliance with Rule 144 under the Act or any other conditions contained in the accompanying Subscription Agreement.
         Yes         No         .
             -----      -----

26.      Have you participated in other private placements of securities? Yes No
         .
27. What percentage of your current investments are comprised of private placements?

              10% or less       11% to 25%       26% to 50%        51% or more
         ----              ----             ----              ----

28. I understand that the Company and the Placement Agent will be relying on the accuracy and completeness of my responses to the foregoing questions and I represent and warrant to the Company and the Placement Agent as follows:

a. The answers to the above questions are complete and correct and may be relied upon by the Company and the Placement Agent whether the offering in which I propose to participate is exempt from registration under the Act and the securities laws of certain states;

b. I will notify the Company and the Placement Agent immediately of any material change in any statement made herein occurring prior to the closing of any purchase by me of an interest in the Company; and

c. I have sufficient knowledge and experience in financial and business matters to evaluate the merits and risks of the prospective investment; I am able to bear the economic risk of the investment and currently could afford a complete loss of such investment.

IN WITNESS WHEREOF, I have executed this Purchaser Questionnaire this __________________ day of _______________________, 2005, and declare that it is truthful and correct to the best of my knowledge.



-----------------------------------------      --------------------------------
Signature of Prospective Investor              Signature of Prospective Investor


-----------------------------------------      --------------------------------
Print Name                                              Print Name


Approved by Company:

Kirshner Entertainment & Technologies, Inc.

-----------------------------------------
Signature

-----------------------------------------
Print Name

-----------------------------------------
Title

--------------
Date